Exhibit 99.2

Offering Memorandum Excerpts

For the purposes of this exhibit:

•	“GAAP” refer to generally accepted accounting principles in the United States;

•	“Hennessy” refer to Hennessy Automobile Companies, Inc. and certain of its affiliated dealership and real estate holding entities;

•

“Hennessy Acquisition” refer to the Company’s pending acquisition from Hennessy of substantially all of the assets relating to the operation of 10 automobile dealerships and one collision center located in the greater Atlanta, Georgia market, together with related dealership real estate;

•	“Group 1,” “the Company,” “us,” “we” and “our” refer to Group 1 Automotive, Inc. and its consolidated subsidiaries;

•

“Revolving Credit Facility” refer to the Twelfth Amended and Restated Revolving Credit Agreement dated as of March 9, 2022, as amended, among Group 1 Automotive, Inc., its subsidiaries listed therein, U.S. Bank National Association, as administrative agent, Comerica Bank, as floorplan agent, JPMorgan Chase Bank, N.A., Bank of America, N.A., Wells Fargo Bank, N.A. and PNC Bank, National Association, as syndication agents, Truist Bank, as documentation agent, and other lending institutions party thereto, as amended, supplemented or modified from time to time; and

•

“Transactions” refer to the Hennessy Acquisition, the Company’s offering of $1.25 billion of Senior Notes and the application of the net proceeds therefrom, together with cash on hand, to fund the purchase price for the Hennessy Acquisition.

•	the following non-GAAP metrics have the meanings set forth under the heading “Non-GAAP Financial Measures”:

•	adjusted EBITDA from continuing operations,

•	EBITDA from continuing operations,

•	adjusted free cash flow,

•	adjusted net cash flows provided by operating activities,

•	adjusted net cash flows used in investing activities,

•	adjusted net cash flows (used in) provided by financing activities and

•	total net non-floorplan debt.

***

The following table presents selected historical financial data of Hennessy for the periods and dates indicated:

	Twelve Months Ended March 31, 2026	Year Ended December 31, 2025
	(in millions)
Hennessy:
Revenue	$1,726.2
Adjusted EBITDA(1)	$124.0	$128.3
Adjusted free cash flow(1)		$112.7

(1)	As defined by Hennessy’s management.

The following table presents selected pro forma financial data of Group 1 giving effect to the Transactions for the periods and dates indicated:

	Twelve Months Ended June 30, 2026	Year Ended December 31, 2025
	(in millions)
Group 1 Pro Forma for the Transactions(1):
Adjusted EBITDA from continuing operations(2)	$1,038.8	$1,107.6
Adjusted free cash flow(3)		$492.3
Net secured leverage ratio(4)	1.8x
Net leverage ratio(5)	4.2x

(1)

The financial metrics presented herein are provided for illustrative purposes only. They are not necessarily indicative of what our actual results of operations would have been had the Hennessy Acquisition been completed at the beginning of the period presented, and they are not necessarily indicative of what our actual future results of operations may be following completion of the Hennessy Acquisition. Our actual results may differ materially from the results presented herein.

(2)

Pro forma adjusted EBITDA from continuing operations for the twelve months ended June 30, 2026 represents Group 1 adjusted EBITDA from continuing operations for the twelve months ended June 30, 2026 plus Hennessy Adjusted EBITDA (as defined by Hennessy’s management) for the twelve months ended March 31, 2026, which is the most recent financial data available for Hennessy. Pro forma adjusted EBITDA from continuing operations for the year ended December 31, 2025 represents Group 1 adjusted EBITDA from continuing operations for the year ended December 31, 2025 plus Hennessy Adjusted EBITDA (as defined by Hennessy’s management) for the year ended December 31, 2025.

(3)

Represents the sum of Group 1 adjusted free cash flow for the year ended December 31, 2025, Hennessy adjusted free cash flow (as defined by Hennessy’s management) for the year ended December 31, 2025, and adjustments related to the Transactions, including pro forma interest expense, tax expense, net working capital, capital expenditures and other.

(4)	Represents the ratio of pro forma secured indebtedness to pro forma adjusted EBITDA from continuing operations.
(5)	Represents the ratio of pro forma total net non-floorplan debt to pro forma adjusted EBITDA from continuing operations.

***

This communication does not include or incorporate by reference historical financial statements of Hennessy or pro forma financial statements of Group 1 giving effect to the Hennessy Acquisition. Historical financial statements of Hennessy and pro forma financial statements of Group 1 giving effect to the Hennessy Acquisition are expected to be filed on a Current Report on Form 8-K following the completion of the Hennessy Acquisition. The historical financial information of Hennessy presented herein (including certain non-GAAP financial measures), and the Hennessy-specific components upon which the pro forma financial results of Group 1 presented herein (including certain non-GAAP financial measures) are partially based, has been provided to us by Hennessy and has not been independently verified or audited. Because historical financial statements of Hennessy are not yet available, we are unable to reliably or reasonably estimate certain of the necessary components of the most directly comparable GAAP financial measures for Hennessy, such as net income or net cash provided by operating activities. Accordingly, we are unable to present quantitative reconciliations of the Hennessy and pro forma Group 1 non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP without unreasonable effort.

***

For the twelve months ended June 30, 2026, our non-guarantor subsidiaries:

•	represented 27% of our total revenues;

•	represented (7)% of our operating income; and

•	represented 11% of our adjusted EBITDA from continuing operations.

As of June 30, 2026, our non-guarantor subsidiaries:

•	represented 20% of our total assets; and

•	had $1,411.5 million of total liabilities, including trade payables but excluding intercompany liabilities.

***

Summary historical consolidated financial information

The following table sets forth summary consolidated financial data as of and for the periods and dates indicated below. The summary consolidated balance sheet data as of December 31, 2023 are derived from our audited consolidated financial statements that do not appear elsewhere herein and are not incorporated by reference herein. The summary consolidated financial data as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, are derived from, and should be read together with, our audited consolidated financial statements and the accompanying notes incorporated by reference herein.

The summary consolidated interim financial data as of June 30, 2026 and for the six months ended June 30, 2026 and 2025 set forth below are derived from, and should be read together with, our unaudited consolidated financial statements incorporated by reference herein. The summary consolidated interim financial data as of and for the six months ended June 30, 2026 and 2025 have been prepared on the same basis as our audited financial statements and, in our opinion, reflect all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation of this data in all material respects. The summary consolidated interim financial data set out below are not necessarily indicative of our future results of operations or financial condition. The results for any interim period are not necessarily indicative of the results that may be expected for a full year.

The unaudited financial data for the twelve months ended June 30, 2026 have been derived from the consolidated historical financial data for the fiscal year ended December 31, 2025 and the consolidated historical financial data for the six months ended June 30, 2026 and 2025.

Certain amounts set forth below may not compute due to rounding.

	Twelve months ended June 30,	Six months ended June 30,		Year ended December 31,
	2026	2026	2025	2025	2024	2023
	(in millions)
STATEMENT OF OPERATIONS DATA:
Revenues:
New vehicle retail sales	$10,743.0	$5,168.5	$5,415.4	$10,989.9	$9,972.4	$8,774.6
Used vehicle retail sales	7,084.6	3,493.2	3,603.6	7,195.0	6,179.9	5,693.5
Used vehicle wholesale sales	592.9	300.9	315.4	607.3	462.4	441.4
Parts and service sales	2,831.0	1,396.8	1,410.4	2,844.6	2,491.0	2,222.3
Finance, insurance and other, net	903.3	432.7	464.0	934.6	828.7	741.9

Total revenues	22,154.7	10,792.2	11,208.8	22,571.4	19,934.3	17,873.7

	Twelve months ended June 30,	Six months ended June 30,		Year ended December 31,
	2026	2026	2025	2025	2024	2023
	(in millions)
Cost of Sales:
New vehicle retail sales	10,029.3	4,822.2	5,027.4	10,234.5	9,254.5	8,007.6
Used vehicle retail sales	6,757.7	3,323.6	3,413.7	6,847.8	5,849.9	5,392.6
Used vehicle wholesale sales	595.0	300.1	313.3	608.2	465.7	445.2
Parts and service sales	1,240.1	607.8	626.7	1,259.0	1,123.2	1,008.0

Total cost of sales	18,622.2	9,053.7	9,381.1	18,949.5	16,693.3	14,853.4

Gross Profit	3,532.5	1,738.4	1,827.7	3,621.8	3,241.0	3,020.3
Selling, general and administrative expenses	2,506.2	1,224.1	1,263.4	2,545.5	2,179.2	1,926.8
Depreciation and amortization expense	125.2	62.1	58.0	121.1	113.1	92.0
Asset impairments	195.5	3.5	0.8	192.8	33.0	32.9
Restructuring charges	12.8	3.1	18.7	28.4	16.7	—
Other operating income	—	—	—	—	(10.0)	—

Income from Operations	692.8	445.7	486.9	734.0	909.1	968.6

Interest Expense:
Floorplan interest expense	93.5	45.3	53.3	101.5	108.5	64.1
Other interest expense, net	195.9	95.5	82.5	182.9	141.3	99.8
Other (income) expense	—	—	(0.2)	(0.2)	0.7	4.5

Income before Income Taxes	403.4	304.9	351.4	449.9	658.5	800.2
Provision for income taxes	114.4	72.0	83.8	126.2	161.5	198.2

Net income from continuing operations	289.0	232.9	267.6	323.7	497.0	602.0
Net income (loss) from discontinued operations	1.1	0.7	1.0	1.5	1.2	(0.4)

Net Income	$290.1	$233.5	$268.6	$325.2	$498.1	$601.6

BALANCE SHEET DATA (AT PERIOD END):
Cash and cash equivalents		$164.5	$52.7	$32.5	$34.4	$57.2
Inventories, net		2,759.6	2,658.2	2,741.3	2,636.8	1,963.4
Total assets		10,286.5	10,229.9	10,349.6	9,824.2	7,774.1
Long-term debt		3,048.4	3,056.5	3,440.5	2,737.9	1,989.4
Total liabilities		7,334.3	7,093.9	7,560.4	6,849.9	5,099.7
Total net non-floorplan debt(1)		$3,041.0	$2,842.1	$3,162.8	$2,590.5	$1,766.4
Total stockholders’ equity		2,952.2	3,136.0	2,789.1	2,974.3	2,674.4

	Twelve months ended June 30,	Six months ended June 30,		Year ended December 31,
	2026	2026	2025	2025	2024	2023
	(in millions)
CASH FLOW DATA:
Net cash provided by operating activities	439.1	155.0	410.3	694.5	586.3	190.2
Net cash (used in) provided by investing activities	(277.8)	22.2	(371.3)	(671.3)	(1,282.6)	(366.1)
Net cash (used in) provided by financing activities	(48.5)	(44.6)	(27.2)	(31.1)	681.1	185.2
OTHER FINANCIAL DATA(1):
EBITDA from continuing operations	$724.4	$462.4	$491.6	$753.6	$913.6	$996.5
Adjusted EBITDA from continuing operations	$914.8	$447.2	$511.6	$979.3	$942.0	$1,017.8
Adjusted free cash flow	$344.7	$118.8	$259.0	$484.9	$503.8	$580.8
Adjusted net cash provided by operating activities	$559.4	$210.6	$350.4	$699.2	$683.0	$720.0
Adjusted net cash used in investing activities	$(341.9)	$(56.8)	$(362.7)	$(647.7)	$(1,264.2)	$(348.6)
Adjusted net cash (used in) provided by financing activities	$(104.7)	$(21.2)	$24.1	$(59.4)	$565.9	$(362.1)

(1)

EBITDA from continuing operations, adjusted EBITDA from continuing operations, adjusted free cash flow, adjusted net cash flows provided by operating activities, adjusted net cash flows used in investing activities, adjusted net cash flows (used in) provided by financing activities and total net non-floorplan debt are non-GAAP measures. Please see “—Non-GAAP financial measures” for a reconciliation to the most directly comparable GAAP measures.

Non-GAAP financial measures

EBITDA from continuing operations, adjusted EBITDA from continuing operations, adjusted free cash flow, adjusted net cash flows provided by operating activities, adjusted net cash flows used in investing activities, adjusted net cash flows (used in) provided by financing activities and total net non-floorplan debt are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies.

We arrange our new and used vehicle inventory floorplan financing through lenders affiliated with our vehicle manufacturers and our Revolving Credit Facility. However, we believe that all floorplan financing of inventory purchases in the normal course of business should correspond with the related inventory activity and be classified as an operating activity. As a result, we use the non-GAAP measures “adjusted net cash provided by/used in operating activities,” “adjusted net cash provided by/used in investing activities” and “adjusted net cash provided by/used in financing activities” to further evaluate our cash flows. We believe that this classification eliminates excess volatility in our operating cash flows prepared in accordance with GAAP. In addition, floorplan financing associated with dealership acquisitions and dispositions are classified as investing activities on an adjusted basis to eliminate excess volatility in our operating cash flows prepared in accordance with GAAP.

From time to time, our management evaluates and analyzes results and any impact on our company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of our normal, or “core,” business and operations, by considering alternative financial measures not prepared in accordance with GAAP, such as EBITDA from continuing operations and adjusted EBITDA from continuing operations. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, including catastrophic events, such as hailstorms, hurricanes, and snow storms, gains and losses on dealership and real estate transactions, severance costs, acquisition costs, legal and other professional fees, asset impairment charges (and accelerated depreciation), and non-cash gains and losses on interest rate swaps. Because these charges and gains materially affect our company’s financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures that exclude such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses non-GAAP measures in conjunction with GAAP financial measures to assess our business, including communication with our board of directors, investors, and industry analysts concerning financial performance. We believe investors use these metrics in evaluating longer-term period-over-period performance, and these metrics allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain costs and expenses in the calculation of adjusted EBITDA from continuing operations should not be construed as an inference that these costs are unusual or infrequent.

EBITDA from continuing operations, adjusted EBITDA from continuing operations, adjusted free cash flow, adjusted net cash flows provided by operating activities, adjusted net cash flows used in investing activities, adjusted net cash flows (used in) provided by financing activities and total net non-floorplan debt are not measures of financial performance under GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, EBITDA from continuing operations, adjusted EBITDA from continuing operations, adjusted free cash flow, adjusted net cash flows provided by operating activities, adjusted net cash flows used in investing activities, adjusted net cash flows (used in) provided by financing activities and total net non-floorplan debt are considered and evaluated by management in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. We caution investors not to place undue reliance on EBITDA from continuing operations, adjusted EBITDA from continuing operations, adjusted free cash flow, adjusted net cash flows provided by operating activities, adjusted net cash flows used in investing activities, adjusted net cash flows (used in) provided by financing activities and total net non-floorplan debt, but also to consider them together with the most directly comparable GAAP measures.

The following table presents a reconciliation of the non-GAAP financial measures of EBITDA from continuing operations and adjusted EBITDA from continuing operations to the GAAP financial measure of net income from continuing operations. Certain amounts set forth below may not compute due to rounding.

	Twelve months ended June 30,	Six months ended June 30,		Year ended December 31,
	2026	2026	2025	2025	2024	2023
	(in millions)
Net income from continuing operations	$289.0	$232.9	$267.6	$323.7	$497.0	$602.0
Income tax expense	114.4	72.0	83.8	126.2	161.5	198.2
Depreciation and amortization expense	125.2	62.1	58.0	121.1	113.1	92.0
Non-Floorplan Interest expense	195.9	95.5	82.5	182.9	141.3	99.8

Other	—	—	(0.2)	(0.2)	0.7	4.5

EBITDA from continuing operations	724.4	462.4	491.6	753.6	913.6	996.5
Catastrophic events	3.2	3.5	1.4	1.2	9.4	3.4
Dealership and real estate transactions	(46.3)	(37.2)	(7.1)	(16.2)	(56.3)	(22.0)
Severance costs	3.5	2.7	1.0	1.9	1.0	—
Acquisition costs	4.8	0.3	1.8	6.2	21.0	0.9
Restructuring charges	12.8	3.1	18.7	28.4	16.7	—
Legal items and other professional fees	10.0	2.1	3.4	11.4	3.6	6.1
Asset impairments	195.5	3.5	0.8	192.8	33.0	32.9
Non-recurring F&I adjustment	6.8	6.8	—	—	—	—

Adjusted EBITDA from continuing operations	$914.8	$447.2	$511.6	$979.3	$942.0	$1,017.8

The following table presents a reconciliation of the non-GAAP financial measure of adjusted free cash flow to the GAAP financial measure of Net cash provided by operating activities.

	Twelve months ended June 30,	Six months ended June 30,		Year ended December 31,
	2026	2026	2025	2025	2024	2023
	(in millions)
Net cash provided by operating activities:	$439.1	$155.0	$410.3	$694.5	$586.3	$190.2
Change in Floorplan notes payable—credit facility and other, excluding floorplan offset and net acquisitions and dispositions	114.7	50.0	(58.0)	6.7	133.3	504.6
Change in Floorplan notes payable—manufacturer affiliates associated with net acquisitions and dispositions and floorplan offset activity	5.6	5.6	(2.0)	(2.0)	(36.6)	25.2

Adjusted net cash provided by operating activities	$559.4	$210.6	$350.4	$699.2	$683.0	$720.0

Capital expenditures	(214.7)	(91.8)	(91.4)	(214.3)	(179.2)	(139.2)

Adjusted Free Cash Flow	$344.7	$118.8	$259.0	$484.9	$503.8	$580.8

The following table reconciles cash flows on a GAAP basis to the corresponding adjusted amounts.

	Twelve months ended June 30,	Six months ended June 30,		Year ended December 31,
	2026	2026	2025	2025	2024	2023
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net cash provided by operating activities:	$439.1	$155.0	$410.3	$694.5	$586.3	$190.2
Change in Floorplan notes payable—credit facility and other, excluding floorplan offset and net acquisitions and dispositions	114.7	50.0	(58.0)	6.7	133.3	504.6
Change in Floorplan notes payable—manufacturer affiliates associated with net acquisitions and dispositions and floorplan offset activity	5.6	5.6	(2.0)	(2.0)	(36.6)	25.2

Adjusted net cash provided by operating activities	$559.4	$210.6	$350.4	$699.2	$683.0	$720.0

	Twelve months ended June 30,	Six months ended June 30,		Year ended December 31,
	2026	2026	2025	2025	2024	2023
	(in millions)
CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash used in (provided by) investing activities:	$(277.8)	$22.2	$(371.3)	$(671.3)	$(1,282.6)	$(366.1)
Change in cash paid for acquisitions, associated with Floorplan notes payable	35.6	11.3	26.8	51.2	50.3	66.3
Change in proceeds from disposition of franchises, property and equipment, associated with Floorplan notes payable	(99.7)	(90.3)	(18.2)	(27.6)	(31.9)	(48.8)

Adjusted net cash used in investing activities	$(341.9)	$(56.8)	$(362.7)	$(647.7)	$(1,264.2)	$(348.6)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash provided by (used in) financing activities:	$(48.5)	$(44.6)	$(27.2)	$(31.1)	$681.1	$185.2
Change in Floorplan notes payable, excluding floorplan offset	(56.2)	23.4	51.2	(28.4)	(115.2)	(547.3)

Adjusted net cash (used in) provided by financing activities	$(104.7)	$(21.2)	$24.1	$(59.4)	$565.9	$(362.1)

The following table presents a reconciliation of the non-GAAP financial measure of total net non-floorplan debt to the GAAP financial measure of total long-term debt.

	June 30,	December 31,
	2026	2025	2024	2023
	(in millions)
Long-term debt (including current maturities)	$3,363.0	$3,699.5	$2,913.1	$2,098.8
Cash and cash equivalents (including cash held in offset accounts)	322.0	536.7	322.6	332.4

Total net non-floorplan debt	$3,041.0	$3,162.8	$2,590.5	$1,766.4

***

As of August 31, 2026, we had total long-term debt of $3,334.4 million.